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                                                     EXHIBIT 23.1

              CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 24, 1995 in the Registration Statement (Form
S-1 No. 33-      ) and related Prospectus of Wahlco Environmental Systems, Inc.
for the registration of 27,112,000 shares of its common stock.


                                              /s/ Ernst & Young LLP

December 19, 1997
Orange County, California